UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2007

INTERACTIVE SYSTEMS WORLDWIDE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-21831	22-3375134
(Commission File Number)	(IRS Employer Identification No.)

2 Andrews Drive, West Paterson, NJ	07424
(Address of Principal Executive Offices)	(Zip Code)
(973) 256-8181

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On September 17, 2007, at the 2007 Annual Meeting of Stockholders of Interactive Systems Worldwide, Inc. (the “Company”), the stockholders of the Company approved an amendment (the “Amendment”) to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock by 60,000,000 shares, from 20,000,000 to 80,000,000. Thereafter, also on September 17, 2007, the Company filed a Certificate of Amendment of the Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware with respect to the Amendment, and accordingly the Amendment became effective on that date. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment, dated September 17, 2007, of Certificate of Incorporation of the Company.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2007
INTERACTIVE SYSTEMS WORLDWIDE INC
(Registrant)

	By:	/s/ Bernard Albanese
Bernard Albanese
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment, dated September 17, 2007, of Certificate of Incorporation of the Company